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EXHIBIT 99.5

Paul B. Geilich
R. Scott Luttrull
 Looper, Reed & McGraw, P.C.
4100 Thanksgiving Tower
1601 Elm Street
Dallas, Texas 75201
214.954.4135/Fax 214.953.1332

COUNSEL FOR PAWNMART, INC.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF TEXAS
FORT WORTH DIVISION

IN RE: PAWNMART, INC., DEBTOR.	§ § § § § §	CASE NO. 01-44957-BJH-11 CHAPTER 11

FIFTH MODIFICATION TO DEBTOR'S
FIRST AMENDED PLAN OF REORGANIZATION

        COMES NOW, PawnMart, Inc., Debtor in the above-referenced case, and files this its Fifth Modification to First Amended Plan of Reorganization, as follows:

        1.    The Debtor's First Amended Plan of Reorganization, as modified by the original Modification to the Plan filed May 3, 2002 and the Second Modification to the Plan filed May 20, 2002, was confirmed by Order of this Court entered May 20, 2002. Since confirmation of the First Amended Plan of Reorganization, as modified, the Debtor has filed a Third and a Fourth Modification to First Amended Plan of Reorganization (the First Amended Plan of Reorganization, as modified by the aforementioned modifications, shall hereinafter be referred to as the "Plan").

        2.    The Debtor seeks to modify the Plan to delay the Closing Date, as defined under the Plan, to on or before August 30, 2002. This is not a material modification that would require the filing of an amended Plan and Disclosure Statement.

        3.    "Closing Date" is defined in Section 1.14 of the Plan as follows:

    "Closing Date" means July 8, 2002, at which time all transactions, documents, agreements, and instruments necessary for implementation of the Plan shall be completed and executed.

        4.    One of the transactions set to occur on the Closing Date is the merger of the Debtor with CM Holdings, Inc. ("CMHI"), pursuant to which CMHI will receive two new classes of preferred stock in the Debtor. In order to save the time and considerable expense of registering this new preferred stock with the Securities and Exchange Commission, CMHI and PawnMart intend for this stock to be exempt from registration under Rule 506 of Regulation D, promulgated under the Securities Act of 1933, as amended. However, to qualify for this exemption, PawnMart's submission of written reports to the SEC must be brought current. Specifically, before the issuance of preferred stock to CMHI can qualify for the registration exemption, PawnMart must file its 10K reports for the years 2000 and 2001, and its 10Q report for the first quarter of 2002.

        5.    PawnMart has hired the accounting firm of KPMG LLP to conduct an audit and review its 10K report for the year 2000. It has likewise hired the accounting firm of Grant Thornton L.L.P. to conduct an audit and review the 10K for the year 2001 and to review the 10Q for the first quarter of 2002. Grant Thornton L.L.P. has completed its work. However, KPMG has not completed the 2000 audit, despite prior extensions of time to July 31, 2002 to complete the work. KPMG has stated to the Debtor it will need as much as a month longer than last estimated to complete the audit. Therefore, the Debtor desires to modify the Plan to delay the Closing Date until on or before August 30, 2002.

        6.    Based on the foregoing, the Debtor hereby modifies the Plan to change the definition of "Closing Date" by replacing the current Section 1.14 with the following new Section 1.14.

  1.14.
  "Closing Date" means on or before August 30, 2002, at which time all transactions, documents, agreements, and instruments necessary for implementation of the Plan shall be completed and executed.

WHEREFORE, premises considered, the Debtor hereby modifies the Plan to change the definition of "Closing Date", as set out above.

Respectfully submitted,
Looper, Reed & McGraw, P.C. 4100 Thanksgiving Tower 1601 Elm Street Dallas, Texas 75201 214.954.4135/Fax 214.953.1332
/s/ PAUL B. GEILICH Paul B. Geilich State Bar No. 07792500 R. Scott Luttrull State Bar No. 12708900 ATTORNEYS FOR DEBTOR, PAWNMART, INC

CERTIFICATE OF SERVICE

        I hereby certify that a true and correct copy of the foregoing document was served via U.S. mail to the attached service list, on July 29, 2002.

/s/ PAUL B. GEILICH Paul B. Geilich

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  EXHIBIT 99.5
IN THE UNITED STATES BANKRUPTCY COURT FOR THE NORTHERN DISTRICT OF TEXAS FORT WORTH DIVISION
FIFTH MODIFICATION TO DEBTOR'S FIRST AMENDED PLAN OF REORGANIZATION
CERTIFICATE OF SERVICE